EXHIBIT 10.01

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                      CONSULTING AGREEMENT


     This Consulting Agreement (this "Agreement") is made as of the 29th day of July, 1996, by and between Paul-Son Gaming
Corporation, a Nevada corporation (the "Company"), and Martin  S.
Winick, an individual ("Consultant").


                            RECITALS

     A. The Company is a publicly held corporation that, through subsidiaries, manufactures and supplies casino table game equipment;

     B.   The  Company   desires  to  improve  its  earnings  and
profitability;

     C. Consultant is a member of the Board of Directors of the Company and, among other things, is familiar with the business of the Company and the casino table game supplies industry;

     D. As of the date hereof, Consultant has entered into a separate consulting agreement with Paul S. Endy, Jr., Chairman of the Board and Chief Executive Officer of the Company ("Endy"), to develop the business of the Company; and

     E. The Company desires to further induce Consultant to take steps beyond those of Consultant's existing duties as a Director of the Company and as a consultant to Endy, and Consultant desires to be retained by the Company, as a consultant under the terms and pursuant to the conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual promises, agreements, covenants, understandings, undertakings, representations and warranties hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Consultant covenant and agree as follows:

1.   DEFINITIONS

     As used in this Agreement, the words and terms hereinafter defined have the respective meanings ascribed to them herein, unless a different meaning clearly appears from the context:

     (a)  "CAUSE" means:

          (i) the conviction of, or judgment against, Consultant by a civil or criminal court of competent jurisdiction for a felony or any other offense involving embezzlement or misappropriation of funds, or any act of moral turpitude, dishonesty or lack of fidelity;

          (ii) the indictment of Consultant by a state or federal grand jury of competent jurisdiction or the filing of a criminal complaint or information, for a felony or any other offense involving embezzlement or misappropriation of funds, or any act of moral turpitude, dishonesty or lack of fidelity, unless such indictment or filing is dismissed within

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     ninety (90) days from the date of such indictment or filing.
     The Term shall be suspended and extended by such ninety (90)
     day  period   or  the  number  of  days  actually  taken  by
     Consultant  to  dismiss such indictment or filing, whichever
     is  less;   provided   that   Consultant  notifies  Endy  in
     writing that Consultant intends to contest in good faith such indictment or filing and pursues the dismissal of such indictment or filing with reasonable diligence. A dismissal of such indictment or filing shall not be sufficient if,
     despite  the  dismissal  of  the  same,   any  of the Gaming
     Authorities   commences   proceedings,    based   upon  such
     indictment or filing or upon the events or acts which gave rise to such indictment or filing, to suspend or revoke any gaming license, qualification or certificate of suitability held by Consultant;

          (iii)   the   written   confession   by  Consultant  of
     embezzlement or misappropriation of funds, or any act of moral turpitude, dishonesty or lack of fidelity;

          (iv) the payment (or, by the operation solely of the effect of a deductible, the failure of payment) by a surety or insurer of a claim under a fidelity bond issued for the benefit of the Company reimbursing the Company for a loss due to the wrongful act, or wrongful omission to act, of Consultant;

          (v)     the  denial,   revocation  or  suspension  of a
     license, qualification or certificate of suitability to Consultant by any of the Gaming Authorities;

          (vi) any action or failure to act by Consultant that Endy reasonably believes, as a result of a written communication or administrative action by the Gaming Authorities or based on the good faith advice of its gaming counsel, will likely cause any of the Gaming Authorities to:
     (i) fail to license, qualify and/or approve the Company to manufacture and distribute gaming-related supplies; (ii) grant any such licensing, qualification and/or approval only upon terms and conditions which are unacceptable to the Company; (iii) significantly delay any such licensing, qualification and/or approval process; or (iv) revoke or suspend any existing license;

          (vii)   any  order, judgment, or decree of any court of
     competent jurisdiction, permanently or temporarily enjoining
     Consultant  from,   or  otherwise  limiting,   the following
     activities:

                  (A) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity,

                  (B) engaging in any type of business practice, or

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                  (C)  engaging  in  any  activity  in connection
                       with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

          (viii) any order, judgment or decree, of any federal or state authority barring, suspending or otherwise limiting for more than sixty (60) days the right of Consultant to engage in any activity described in paragraph (a)(vii)(A) of this Item, or to be associated with persons engaged in any such activity;

          (ix)    the   finding   by   a   court   of   competent
     jurisdiction in a civil action or by the U.S. Securities and Exchange Commission that Consultant has violated any federal or state securities law; or

          (x) the engagement by Consultant in willful and continued misconduct, or Consultant's willful and continued failure to substantially perform Consultant's obligations as a Director of the Company or as a consultant to the Company, if such failure or misconduct is materially damaging or materially detrimental to the business and operations of the Company.

     (b) "CLIENT" means any existing or future client or customer of the Company or any potential client or customer of the Company that has been contacted by Consultant or has been directly or indirectly contacted by an employee of the Company.

     (c) "COMMON STOCK" means the common stock, $.01 par value, of the Company.

     (d) "COMPANY" means the Company as earlier defined in this Agreement, including any successor, assign or future affiliate of the Company.

     (e) "COMPLETE DISABILITY" means the inability of Consultant, due to illness or accident or other mental or physical incapacity, to perform his obligations under this Agreement for a period of thirty (30) calendar days in the aggregate over a period of three hundred sixty-five (365) consecutive calendar days or less, such Complete Disability to become effective upon the expiration of such thirtieth (30th) day.

     (f) "CONSULTANT" means Consultant as earlier defined in this Agreement.

     (g)  "EFFECTIVE DATE" means the Effective Date as defined in
Section 3 of this Agreement.

     (h) "ENDY" means Endy as earlier defined in this Agreement, including any representative, successor or assign of Endy and the living trust created by Endy.

     (i) "GAMING AUTHORITIES" means the Nevada Gaming Control Board, the Nevada Gaming Commission, the Clark County Liquor and Gaming Licensing Board, the New Jersey Casino Control Commission and any other federal, state, local or tribal gaming authority to which the Company is now subject, or may be subject during the Restriction Period.

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     (j)  "LTIP"  means  the  Company's  1994 Long-Term Incentive
Plan, as amended.

     (k)  "OPTION"  means  an option (not qualified under Section
422 of the Internal Revenue Code of 1986, as amended) to purchase the Restricted Shares awarded pursuant to the terms of the LTIP.

     (l)  "RESTRICTED SHARES"  means  150,000  shares  of  Common
Stock issuable pursuant to the Option.

     (m) "RESTRICTION PERIOD" means the Restriction Period as defined in Section 10(b) of this Agreement.

     (n)  "TERRITORY"  means  the  area of (i) the United States;
and (ii) any other city, state, province or other territory outside of the United States where the Company does business now or during the Restriction Period.

2.   SERVICES TO BE PROVIDED BY CONSULTANT

     During the Term (as defined below), Consultant shall do and perform all of the consulting and advisory services set forth in Schedule A attached hereto and made a part hereof, and shall perform any other services reasonably related to the development of the business of the Company as may be requested from time to time by the Company. During the Term, Consultant shall provide an average of at least 40 hours per month of consulting and advisory services to the Company or its designee, exclusive of, and in addition to, time spent by consultant in fulfilling his duties as a Director, or otherwise, of the Company and as a consultant to Endy. Said hours must be documented in writing and submitted on a monthly basis to Laurence A. Speiser, Esq. (or such other person as the Company shall specify in writing) at the address specified in Section 12(d) hereof. The Company and Consultant each hereby warrant and represent that they believe in good faith that the compensation to be paid by the Company to Consultant pursuant to the terms of this Agreement, which compensation was negotiated between the parties, is fair and reasonable for the number of hours to be worked, and the type of services to be provided by Consultant to the Company, and the level of experience of Consultant.

3.   TERM

     The  term of this Agreement commences on July 29, 1996  (the
"Effective   Date"),   and  except  as  otherwise   provided   in
Section  11,  shall continue uninterrupted until  July  29,  1999
(hereinafter the "Term").

4.   CONSIDERATION

     For and in complete consideration of Consultant's full and faithful performance of all of Consultant's services, obligations and duties under this Agreement, the Company hereby covenants and agrees to pay to Consultant, and Consultant hereby covenants and agrees to accept from the Company, the following:

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     (a)  OPTION.   Subject to the terms and conditions  of  this
Agreement, the Company shall grant the Option to Consultant as of the Effective Date.

     (b) CAPITAL ADJUSTMENTS. The number of Restricted Shares shall be proportionately adjusted by the Company, to reflect any stock dividend, reclassification, readjustment, additional share issuance without consideration, stock split, merger or other changes made in the capital structure of the Company which would have a similar effect to the foregoing.

     (c) VESTING PERIOD. The Option shall vest in installments of twenty five percent (25%) of the Option each year over the Term, with the Option vesting with respect to 37,500 shares of Common Stock on the Effective Date, the Option vesting with respect to an additional 37,500 shares of Common Stock on July 29, 1997, the Option vesting with respect to an additional 37,500 shares of Common Stock on July 29, 1998, and the Option vesting with respect to the final shares of Common Stock on July 29, 1999. Notwithstanding anything to the contrary contained herein, Consultant may not sell or otherwise transfer any of the Common Stock within six (6) months after the grant of the Option.

     (d)  EXERCISE PRICE.  The exercise price per share of Common
Stock underlying the Option shall be $8.0625 per share.

     (e) TERMS OF THE OPTION. Notwithstanding the Term of this Agreement and unless otherwise expressly provided in this Agreement, the term of the Option (including the early termination or expiration thereof), the provisions and procedures regarding the exercise of the Option, and all other rights, preferences, terms and conditions of the Option shall be consistent and in accordance with the provisions of the LTIP.

     (f) EXPENSE REIMBURSEMENT. The Company shall periodically reimburse Consultant for the reasonable, necessary and customary expenses incurred by Consultant for the benefit of the Company. Prior to reimbursement, Consultant shall provide the Company with sufficient detailed invoices of such expenses in accordance with the then applicable guidelines of the Internal Revenue Service so as to entitle the Company to a deduction for such expenses.

     (g) OFFICE SPACE. The Company shall arrange for sufficient office space in Las Vegas, Nevada to be available to Consultant for his use, which office space will be equipped with such supplies and equipment as may reasonably be necessary for Consultant to conduct the services contemplated under this Agreement.

     (h) AUTOMOBILE. The Company shall provide Consultant with the use of an automobile at such times as Consultant is in Las
Vegas, Nevada.

     (i) MEDICAL INSURANCE. In the event that Consultant takes a leave of absence from his current full-time employment with Mesirow Financial, Inc., the Company shall pay the entire cost of the medical insurance coverage for Consultant and his eligible dependents, that is typically provided to an employee of the Company. The Company shall pay for such medical insurance coverage commencing on the date of such leave of absence and continuing for the remainder of the Term.

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     (j)  RIGHT OF FIRST REFUSAL.  In the event that the Board of
Directors of the Company determines to sell the Company to an independent third party, Consultant, for and on behalf of the investment banking firm then employing Consultant, if any, shall have a thirty (30) day right of first refusal to act as the Company's exclusive authorized agent in connection with such sale; provided, however, that any finder's fee or other fees payable to Consultant as a result of such sale shall be negotiated with, and payable by his investment banking firm out of the normal and customary investment banking fees typically
received  by  investment banking firms in such transactions.   If
Consultant is not then employed by a nationally recognized, reputable investment banking firm, Consultant shall not have any such right of refusal.

5.   CONDITIONS PRECEDENT TO THE COMPANY'S OBLIGATIONS

     The obligations of the Company to perform under this Agreement are subject to the fulfillment of the following conditions precedent:

     (a) This Agreement, including the grant of the Option to Consultant pursuant to Section 4(a), must have been approved by the Board of Directors of the Company.

     (b) Each of Consultant's representations and warranties contained in this Agreement shall be true and correct as of the Effective Date and will be true and correct through the Term hereof.

6.   REPRESENTATIONS AND WARRANTIES OF CONSULTANT

     Consultant  represents  and  warrants  that  the   following
representations and warranties are true and correct as of the Effective Date:

     (a)  AUTHORITY.   Consultant  has  the  right,  power, legal
capacity and authority to enter into, and perform Consultant's obligations under this Agreement.

     (b) NO BREACH OR VIOLATION. The execution, delivery and performance of this Agreement and the acquisition of the Option and the underlying Restricted Shares contemplated hereunder does not violate or create a default under any agreement, document, court or administrative order or decree to which Consultant is subject.

     (c) ACCESS TO INFORMATION. The Consultant, due to his position with the Company, has continual and regular access to, has had the opportunity to, and has, in fact, exercised the opportunity to review books, records and financial statements and records of the Company to his satisfaction and has fully and adequately apprised himself of the financial condition of the Company. Consultant possesses sufficient business probity and sophistication to assess the risks of acquiring the Option and the underlying Restricted Shares in accordance with the terms and conditions of this Agreement, or has consulted with persons of his own choosing who possess such probity and sophistication to advise Consultant of the risks associated with this Agreement.

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7.   INDEPENDENT CONTRACTOR

     Consultant is entering into this Agreement and in the performance of his duties hereunder as an independent contractor. No term or condition under this Agreement nor any manner or method of payment hereunder shall create any relationship between the Company and Consultant other than as expressed in this
Section 7.

8.   TAXES

     Subject to the withholding by the Company, if any, pursuant to the terms of the LTIP, Consultant shall be solely responsible for and shall pay when due all federal, state and local income taxes and all other taxes due on his behalf for any compensation or benefit received under this Agreement, including, without limitation, all federal withholding taxes, FICA and Social Security, and any worker's compensation premiums. Consultant hereby covenants and agrees to defend, indemnify and hold harmless the Company from all claims, damages, demands and actions, including attorneys' fees, arising out of this Section 8 or Consultant's failure to pay any taxes due in connection with this Agreement. The covenants and agreements set forth in this
Section 8 shall not expire, shall survive the expiration or termination of this Agreement and shall be binding upon Consultant without regard to the passage of time or other events.

9.   CONFIDENTIALITY

     Consultant hereby warrants, covenants and agrees that Consultant shall hold in strictest confidence, and shall not at any time or in any manner, either directly or indirectly, divulge, disclose, copy or communicate to any person, firm or corporation, any proprietary or confidential information concerning any matter affecting or relating to the business of the Company including, but not limited to, (i) information or other documents concerning the Company's business, Clients, or suppliers; (ii) the Company's manufacturing, distribution or marketing methods; (iii) the Company's credit and collection policies, techniques and files; or (iv) the Company's trade secrets and other "know-how" or information not of a public nature. The warranties, covenants and agreements set forth in this Section 9 shall not expire for any reason, shall survive the expiration or termination of this Agreement and shall be binding upon Consultant without regard to the passage of time or other events.

     In the event that Consultant's position as a Director of the Company or Consultant's engagement hereunder is terminated by either party at any time hereafter for any reason whatsoever, Consultant agrees to turn over to the Company all papers, documents, working papers, correspondence, memos and any and all other documents in Consultant's possession relating to or concerning any matter affecting or relating to the business of the Company. Upon such termination, Consultant shall sign a statement certifying that no such items, or copies of such items, have been retained by him.

10.  NON-COMPETITION AGREEMENT

     (a)  Consultant  acknowledges that he has access to and  has acquired  confidential information related to  the  business  and
operations   of  the  Company,  including,  without   limitation,
suppliers, Clients,

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work  product,   plans and methods of doing business.  Consultant
acknowledges that all such information is solely the property of the Company and constitutes confidential information of the Company; that the disclosure thereof would cause substantial loss to the goodwill of the Company thereby harming the Company. Consultant understands that the covenants of this Section 10 are essential to this Agreement and without which no consulting agreement with Consultant would be entered into by the Company.

     (b) In consideration of the terms of this Agreement, including, without limitation, the delivery of the Option to
Consultant, which consideration was negotiated between the parties and the receipt and sufficiency of which is hereby acknowledged, Consultant hereby irrevocably warrants, covenants, and agrees that during the Term of this Agreement and for a one
(1) year period after the termination of this Agreement pursuant to Section 11 hereof (collectively, the "Restriction Period"), Consultant will not in any manner, directly or indirectly, (i) solicit, perform, or cause to be solicited or performed, any business, work or service, of the type that the Company could perform, from or for any of the Company's Clients; or (ii) induce or attempt to influence any present or future employee of the Company to leave its employ; or (iii) engage or participate in any business that is in competition with the business of the Company in the Territory; or (iv) own, manage, operate, conduct, control, or participate in the ownership, management, operation, conduct or control of, or be employed or engaged by or otherwise become affiliated or associated as a consultant, independent contractor, principal, agent, director, officer, stockholder, partner, employee, investor, lender or otherwise, with any firm, association or other business entity, or otherwise engage in any business which is similar to, engaged in any manner in, or otherwise competes with, the business of the Company or its successors or affiliates in the Territory. Notwithstanding clause (iv) of this Section 10(b), Consultant may own up to one percent (1%) of the shares outstanding of any company that has a class of securities registered under the Securities Act of 1934. The Company and Consultant understand and agree that Consultant may continue to offer investment banking services to other companies; provided, however, that Consultant shall not act on behalf of any direct competitor of the Company.

11.  TERMINATION

     (a) Notwithstanding the provisions of Section 3 of this Agreement, this Agreement shall automatically terminate upon the occurrence of any of the following events:

          (i) the giving of written notice by the Company to Consultant of the termination of his position as a Director of the Company;

          (ii) the giving of written notice by the Company to Consultant of the termination of this Agreement for Cause;

          (iii) the giving of written notice by the Company to Consultant of a breach of Section 10 of this Agreement by Consultant;

          (iv) the giving of written notice by the Company to Consultant of a material breach of this Agreement (other than Section 10) by Consultant;

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          (v)     the giving of written notice by the Company  to
     Consultant of the termination of this Agreement upon the Complete Disability of Consultant;

          (vi)    the  lapse  of  thirty  (30)  days after giving
     written  notice  by  the  Company  to  Consultant   of   the
     termination of this Agreement for any reason;

          (vii) the giving of written notice by Consultant to the Company of Consultant's resignation or termination of his position as a Director of the Company for any reason;

          (viii) the giving of written notice by Consultant to the Company of the termination of this Agreement for any reason; or (ix) the death of Consultant.

     (b) The determination of whether or not to terminate this Agreement pursuant to Section 11(a)(i), (ii), (iii), (iv), (v) or
(vi) shall be made by the Company, in its sole discretion, and Consultant agrees that such determination shall be binding on him and that such determination shall be final.

     (c) In the event that this Agreement is terminated at any time pursuant to Section 11 of this Agreement, the Company shall have no further obligations or responsibilities to Consultant under this Agreement, except for any obligations and responsibilities that the Company may have with respect to the Options pursuant to the terms of the LTIP.

12.  GENERAL PROVISIONS

     (a) RECITALS. The recitals set forth above are true and correct and are incorporated herein.

     (b) EFFECT OF WAIVER. The waiver by either party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach thereof.

     (c) ATTORNEY'S FEES. Consultant and the Company agree that in the event of a dispute, arbitration by either party in any dispute, arbitration or litigation concerning this Agreement, the losing party shall pay the prevailing party's reasonable attorneys' fees in that dispute, arbitration or litigation.

     (d) NOTICE. Any and all notices required under this Agreement shall be in writing and shall be either (i)
hand-delivered; (ii) mailed, first-class postage prepaid, certified mail, return receipt requested; or (iii) delivered via a nationally recognized overnight courier service, addressed to:

          COMPANY:            Paul-Son Gaming Corporation
                              2121 S. Industrial Road
                              Las Vegas, Nevada  89103
                              Attention:  Chief Executive Officer

          COPY TO:            Laurence A. Speiser, Esq.
                              2121 S. Industrial Road
                              Las Vegas, Nevada  89103

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          CONSULTANT:         Martin S. Winick
                              c/o Mesirow Financial, Inc.
                              30050 Chargrin Blvd., Suite 300
                              Pepper Pike, Ohio  44124

          All notices hand-delivered shall be deemed delivered as of the date actually delivered. All notices mailed or delivered via overnight courier shall be deemed delivered as of three (3) business days after the date postmarked. Any changes in any of the addresses listed herein shall be made by notice as provided in this Section 12(d).

     (e) ASSIGNMENT. The rights, benefits and obligations of Consultant under this Agreement are personal in nature and shall not be assignable, transferable or encumberable in any manner whatsoever, whether directly or indirectly or, and whether inter vivos or testamentary. Any purported assignment by Consultant in violation of this Section 12(e) shall be null and void and of no force and effect. All covenants and agreements hereunder shall inure to the benefit of and be enforceable by or against the Company's successors or assigns.

     (f)  AMENDMENT.   No  amendment  or  modification  of   this
Agreement shall be deemed effective unless and until it is executed in writing by both the Company and Consultant.

     (g) SEVERABILITY. It is mutually agreed that all of the terms, covenants, provisions and agreements contained herein are severable and that, in the event any of them shall be held to be invalid by any competent court, this Agreement shall be interpreted as if such invalid term, covenant, provision or agreement were not contained herein.

     (h) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada in effect on the date of this Agreement without resort to any conflict of laws principles, and the courts of the State of Nevada shall have sole and exclusive jurisdiction over any matter brought under, or by reason of, this Agreement.

     (i) ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties regarding the Company's engagement of Consultant, and the parties hereby agree that no other oral representations or agreements have been entered into in connection with this transaction.

     (j) ACKNOWLEDGMENT. The Company and Consultant agree to cooperate fully with each other in order to achieve the purposes of this Agreement and to take all actions and execute and deliver all documents that may be required to carry out the purposes and intent of this Agreement.

     (k)  COUNTERPARTS.   This  Agreement  may  be   executed  at
different times and in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (l) NEUTRAL INTERPRETATION. The provisions contained herein shall not be construed in favor of or against any party because that party or its counsel drafted this Agreement, but shall be construed as if all parties prepared this Agreement, and any rules of construction to the contrary

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are hereby specifically waived.  The terms of this Agreement were negotiated at arm's length by the parties hereto.

     (m)  SURVIVAL  OF   REPRESENTATIONS   AND  WARRANTIES.   All
representations and warranties contained in this Agreement shall survive the execution and delivery of this Agreement.

     (n) BINDING DETERMINATIONS. Unless expressly provided in this Agreement to the contrary, any determination or calculation to be made pursuant to the terms of this Agreement shall be made in the sole and absolute discretion of the Company, and Consultant agrees that such determination or calculation shall be binding upon him, his successors and assigns.

     (o) CONFLICT BETWEEN THIS AGREEMENT AND THE LTIP. In the event of an ambiguity with respect to any of the provisions of this Agreement, or a conflict between any of the provisions of this Agreement and any provisions of the LTIP, the Compensation Committee of the Board of Directors (other than Consultant) shall interpret this Agreement and the LTIP and make all necessary decisions and determinations.

     In Witness Whereof, the parties have executed this Agreement as of the day first above written.

          "Company"                        "Consultant"

Paul-Son Gaming Corporation, a
Nevada corporation,

    /s/ Paul S. Endy, Jr.               /s/ Martin S. Winick
By: Paul S. Endy, Jr., its              Martin S. Winick
    Chief Executive Offcier

                           SCHEDULE A

              SERVICES TO BE PROVIDED BY CONSULTANT

     Consultant agrees to do and perform the following consulting and advisory services:

     1. Develop marketing, advertising, promotional and public relations programs;

     2.    Recommend key personnel to be retained by the Company;

     3. Perform any other services reasonably related to the development of the business of the Company as may be requested from time to time by the Company.

         ADDENDUM TO CONSULTING AGREEMENT BY AND BETWEEN
        MARTIN S. WINICK AND PAUL-SON GAMING CORPORATION

      This Addendum to Consulting Agreement ("Addendum") is made and entered as of the 19th day of November, 1996, by and between Paul-Son Gaming Corporation, a Nevada corporation (the "Company"), and Martin S. Winick, an individual ("Consultant").

                            RECITALS

      Whereas, the Company and Consultant affirm and acknowledge their continued rights and obligations under the Consulting
Agreement  entered  into as of the 1st day  of  July,  1996  (the
"Consulting Agreement");

      Whereas, the Company and Consultant incorporate to this Agreement by reference all of the several and mutual promises, agreements, covenants, understandings, undertakings, representations and warranties set forth in the Consulting Agreement;

      Now, therefore, in consideration of the several and mutual promises, agreements, covenants, understandings, undertakings, representations and warranties hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree that the Recitals are true and correct and by this reference incorporated herein as if fully set forth and further covenant and agree as follows:

      The Company and Consultant agree to modify Section 12(e) of the Consulting Agreement to permit Consultant to assign, transfer or encumber his rights, benefits and obligations under the Consulting Agreement only with an express writing executed with the approval of Endy.

     In Witness Whereof, the parties have caused this Addendum to executed as of the date above written.

         "The Company"                     "Consultant"
 Paul-Son Gaming Corporation,
     a Nevada corporation

    /s/ Paul S. Endy, Jr.                /s/ Martin S. Winick
By: Paul S. Endy. Jr.                    Martin S. Winick
    Chairman  of the Board  and
    Chief Executive Officer